Exhibit 99.1
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                               Ford Motor Company

                          SELECTED CONSOLIDATED DETAIL
                          ----------------------------

                             2002 Compared with 2001

                                                                                         First Quarter
                                                                              ---------------------------------
                                                                                 2002                 2001
                                                                              -------------       -------------
  Worldwide vehicle unit sales of
   cars and trucks (in thousands)
  - North America                                                               1,093                1,103
  - Outside North America                                                         585                  702
                                                                              -------              -------
      Total                                                                     1,678                1,805
                                                                              =======              =======

  Sales and revenues (Mils.)
  - Automotive                                                                $32,321              $34,650
  - Financial Services                                                          7,536                7,796
                                                                              -------              -------
      Total                                                                   $39,857              $42,446
                                                                              =======              =======

  Net income (Mils.)
  - Automotive                                                                $  (308)             $   689
  - Financial Services                                                            216                  370
                                                                              -------              -------
     Income before cumulative effect of change in
      accounting principle                                                        (92)               1,059
  - Cumulative effect of change in accounting principle                          (708)                   -
                                                                              -------              -------
      Total net income                                                        $  (800)             $ 1,059
                                                                              =======              =======


  Adjusted net income before cumulative effect of change
   in accounting principle (Mils.) a/                                         $  (108)             $ 1,131

  Unusual items (Mils.)
  - SFAS 133                                                                  $    16              $   (72)

  Capital expenditures (Mils.)
  - Automotive                                                                $ 1,537              $ 1,357
  - Financial Services                                                            181                  131
                                                                              -------              -------
      Total                                                                   $ 1,718              $ 1,488
                                                                              =======              =======

  Automotive capital expenditures as a
   percentage of sales                                                            4.8%                 3.9%

  Automotive net cash at December 31 (Mils.)
  - Cash and marketable securities                                            $19,506              $15,767
  - VEBA                                                                        2,027                3,379
                                                                              -------              -------
     Gross cash including VEBA                                                 21,533               19,146
  - Debt                                                                       13,916               12,036
                                                                              -------              -------
     Automotive net cash including VEBA                                       $ 7,617              $ 7,110
                                                                              =======              =======


  AMOUNTS PER SHARE OF COMMON AND CLASS B STOCK
  Income assuming dilution
  - Automotive                                                                $ (0.17)             $  0.36
  - Financial Services                                                           0.12                 0.20
                                                                              -------              -------
     Subtotal                                                                   (0.05)                0.56
  - Cumulative effect of change in accounting principle                         (0.40)                   -
                                                                              -------              -------
      Total                                                                   $ (0.45)             $  0.56
                                                                              =======              =======

  Adjusted net income before cumulative effect of change
   in accounting principle a/                                                 $ (0.06)             $  0.60

  Unusual items
  - SFAS 133                                                                  $  0.01              $ (0.04)

a/   Excludes unusual items disclosed by the Company.


Prior periods have been restated.
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